Klondex Announces Project Development and Drilling Updates at Hollister; Intercepts 12.96 AuEq opt over 1.4 Feet

Reno, NV - May 3, 2017- Klondex Mines Ltd. (KDX:TSX; KLDX:NYSE MKT) (“Klondex” or the “Company”) is pleased to provide an update on project development activities and underground drilling at its Hollister Mine (“Hollister”) located in northern Nevada, USA. These drill results will be included in the Company’s initial mineral resource estimate scheduled to be released in the second quarter.

Project Development Highlights:

•	Rehabbed approximately 4,000 feet of underground workings in the main zone

•	Replaced approximately 4,000 feet of air and water lines

•	Repaired the dewatering system, ventilation system, electrical sub-station and underground mobile equipment

•	Actively developing the Gloria vein system including approximately 1,025 feet and 2,600 feet of waste and ore development, respectively

•	Initial mineral resource estimate for the Gloria vein system in the second quarter

Gloria Vein System Underground Drilling Highlights: (see TABLE 1 for complete results)

•	G17-041: 12.96 opt AuEq over 1.4 ft., or 444.3 g/t over 0.4 m

•	G17-044: 4.18 opt AuEq over 4.0 ft., or 143.3 g/t over 1.2 m

•	G16-021: 2.57 opt AuEq over 1.6 ft., or 88.1 g/t over 0.5 m

•	G16-018: 1.35 opt AuEq over 4.3 ft., or 46.3 g/t over 1.3 m

•	G16-010: 0.75 opt AuEq over 4.2 ft., or 25.7 g/t over 1.3 m

KEY POINTS:
Thirty Nine underground core holes totaling 14,656 ft. (4,467 m) were drilled during this reporting period.

The intent of this drill program was to infill the pre-existing drill holes to increase the drill hole density in the Gloria zone. This will allow the Company to produce an initial mineral resource estimate for the Gloria vein system, which is expected to be released in the second quarter.

Mr. Brian Morris, Senior Vice President, Exploration said, “We are seeing excellent grades and widths in the drill results which are consistent with what was historically mined in the main Hollister Mine.” Mr. Morris continued, “Moreover the mineralized vertical extent appears to be similar to the Main Hollister workings.”

Assays were performed by American Assay of Sparks, Nevada, as directed under the supervision of Klondex staff. This organization is an ISO 17025 accredited independent laboratory. Underground drill core samples were assayed using a fire assay one-assay ton method with an ICP finish. If initial Au assays were > 5ppm or Ag was > 200ppm the sample is re-assayed with a gravimetric finish. The quality control and assurance program included the insertion of standards and blanks, the retention of pulps and rejects. The core lengths are actual lengths as drilled and were not adjusted for the true width of the mineralized zones.

TABLE 1

Hole ID	Azi	Incl	TD	From	To	Length	Au Grade	Ag Grade	AuEq Grade	TD	From	To	Length	Au Grade	Ag Grade	AuEq Grade
			(ft)	(ft)	(ft)	(ft)	(Au oz/st)	(Ag oz/st)	(oz/st)	(m)	(m)	(m)	(m)	(Au g/Tonne)	(Ag g/Tonne)	(g/Tonne)
G16-001	8	48	500			No Significant Intercept				152.4

G16-009	5	50	500	201.0	203.5	2.5	0.328	9.80	0.464	152.4	61.3	62.0	0.8	11.25	336.00	15.90
and				298.5	299.5	1.0	0.233	2.75	0.271		91.0	91.3	0.3	7.99	94.29	9.30

G16-010	20	42	447	218.0	222.2	4.2	0.592	11.40	0.750	136.2	66.4	67.7	1.3	20.30	390.86	25.72
and				236.0	237.0	1.0	0.140	0.84	0.151		71.9	72.2	0.3	4.79	28.80	5.19
and				314.4	315.7	1.3	0.136	1.33	0.154		95.8	96.2	0.4	4.66	45.70	5.29

G16-011	20	26	429	186.7	187.5	0.8	0.319	3.10	0.362	130.8	56.9	57.2	0.2	10.94	106.29	12.41
and				187.5	189.0	1.5	0.642	2.00	0.670		57.2	57.6	0.5	22.01	68.60	22.96
and				274.0	275.0	1.0	0.319	4.20	0.377		83.5	83.8	0.3	10.94	144.00	12.93

G16-013	12	38	402	332.5	333.5	1.0	0.185	2.30	0.217	122.5	101.3	101.7	0.3	6.34	78.89	7.44
and				95.5	97.0	1.5	0.264	0.70	0.274		29.1	29.6	0.5	9.05	24.10	9.39
and				222.7	227.6	4.9	1.521	1.62	1.543		67.9	69.4	1.5	52.15	55.40	52.92
and				343.2	344.7	1.5	1.896	9.00	2.021		104.6	105.1	0.5	65.01	308.57	69.28

G16-014	16	16	330	93.0	95.6	2.6	0.924	0.67	0.933	100.6	28.3	29.1	0.8	31.68	23.00	32.00
and				199.0	199.5	0.5	0.428	0.62	0.437		60.7	60.8	0.2	14.67	21.20	14.97
and				276.0	277.0	1.0	0.856	2.06	0.885		84.1	84.4	0.3	29.35	70.64	30.33
and				277.0	279.0	2.0	0.128	0.95	0.141		84.4	85.0	0.6	4.39	32.50	4.84
and				279.0	281.0	2.0	0.478	3.20	0.522		85.0	85.6	0.6	16.39	109.71	17.91

G16-015	16	(8)	290	101.0	105.0	4.0	0.183	0.29	0.187	88.4	30.8	32.0	1.2	6.27	9.99	6.41
and				254.5	257.5	3.0	0.830	1.90	0.856		77.6	78.5	0.9	28.46	65.20	29.36

G16-016	5	(36)	334			No Significant Intercept				101.8

G16-017	355	53	437			No Significant Intercept				133.2

G16-018	11	30	310	25.0	26.4	1.4	0.132	0.38	0.137	94.5	7.6	8.0	0.4	4.53	13.03	4.71
and				260.3	263.0	2.7	0.146	0.67	0.155		79.3	80.2	0.8	5.01	22.97	5.32
and				269.0	273.3	4.3	1.173	12.70	1.349		82.0	83.3	1.3	40.22	435.43	46.25

G16-019	12	14	283	234.5	238.5	4.0	0.159	0.96	0.172	86.3	71.5	72.7	1.2	5.45	32.91	5.91

G16-020	11	(13)	273	236.5	238.7	2.2	0.193	0.26	0.197	83.2	72.1	72.8	0.7	6.62	8.91	6.74
and				238.7	240.6	1.9	0.589	1.78	0.614		72.8	73.3	0.6	20.19	61.03	21.04

G16-021	13	33	304	158.8	160.0	1.2	0.196	1.47	0.216	92.7	48.4	48.8	0.4	6.72	50.40	7.42
and				253.6	255.2	1.6	2.174	28.40	2.568		77.3	77.8	0.5	74.54	973.71	88.04
and				262.5	262.8	0.3	1.349	1.65	1.372		80.0	80.1	0.1	46.25	56.57	47.04
and				265.3	265.7	0.4	8.377	33.90	8.847		80.9	81.0	0.1	287.21	1,162.29	303.33

G16-022	11	23	350			No Significant Intercept				106.7

G16-023	11	12	262	217.0	219.0	2.0	0.564	11.40	0.722	79.9	66.1	66.8	0.6	19.34	390.86	24.76

G16-024	342	54	352	100.0	102.5	2.5	0.293	0.11	0.295	107.3	30.5	31.2	0.8	10.05	3.77	10.10
and				201.4	202.3	0.9	0.233	0.76	0.244		61.4	61.7	0.3	7.99	26.06	8.35
and				252.3	253.5	1.2	0.298	24.50	0.638		76.9	77.3	0.4	10.22	840.00	21.86

G16-025	9	35	312	201.7	202.5	0.8	1.062	20.50	1.346	95.1	61.5	61.7	0.2	36.41	702.86	46.16

G16-026	9	5	420	157.0	158.5	1.5	0.110	0.24	0.113	128.0	47.9	48.3	0.5	3.77	8.23	3.89
																—
G16-027	9	(13)	229	183.0	185.3	2.3	0.698	2.07	0.727	69.8	55.8	56.5	0.7	23.93	70.97	24.92

G16-028	9	(13)	252			No Significant Intercept				76.8

G16-029	19	(14)	478			No Significant Intercept				145.7

G16-030	344	52	270	146.8	148.0	1.2	1.692	1.44	1.712	82.3	44.7	45.1	0.4	58.01	49.37	58.70

G16-031	13	40	232	178.5	181.0	2.5	1.659	15.20	1.870	70.7	54.4	55.2	0.8	56.88	521.14	64.11

G16-032	18	21	272	124.0	125.0	1.0	0.194	0.30	0.198	82.9	37.8	38.1	0.3	6.65	10.29	6.79
and				155.0	157.0	2.0	2.049	3.50	2.098		47.2	47.9	0.6	70.25	120.00	71.92

G16-033	18	(23)	240	183.5	185.8	2.3	0.231	0.76	0.242	73.2	55.9	56.6	0.7	7.92	26.06	8.28
and				185.8	189.0	3.2	0.548	1.82	0.573		56.6	57.6	1.0	18.79	62.40	19.65

G16-034	14	(47)	450			No Significant Intercept				137.2

G16-035	344	46	202	118.7	120.2	1.5	0.354	0.42	0.360	61.6	36.2	36.6	0.5	12.14	14.40	12.34

				141.7	142.5	0.8	0.447	52.70	1.178		43.2	43.4	0.2	15.33	1,806.86	40.38

G16-036	344	(31)	200	194.0	200.0	6.0	0.239	0.38	0.244	61.0	59.1	61.0	1.8	8.19	13.03	8.37
												—
G16-037	320	46	251	161.5	164.3	2.8	2.368	53.50	3.110	76.5	49.2	50.1	0.9	81.19	1,834.28	106.62

G16-038	320	(31)	400			No Significant Intercept				121.9

G16-039	320	(55)	450			No Significant Intercept				137.2

G16-040	300	5	1,700			No Significant Intercept				518.2

G17-041	330	15	250	113.0	116.7	3.7	0.144	0.34	0.149	76.2	34.4	35.6	1.1	4.94	11.66	5.10
and				116.7	118.0	1.3	12.557	22.10	12.863		35.6	36.0	0.4	430.53	757.71	441.03
												—
G17-042	309	21	351	135.5	138.5	3.0	0.250	0.58	0.258	107.0	41.3	42.2	0.9	8.57	19.89	8.85
				138.5	140.2	1.7	3.301	8.70	3.422		42.2	42.7	0.5	113.18	298.29	117.31
												—
G17-043	354	33	277	101.7	106.0	4.3	0.100	0.32	0.104	84.4	31.0	32.3	1.3	3.43	10.97	3.58
and				119.0	125.0	6.0	0.246	7.00	0.343		36.3	38.1	1.8	8.43	240.00	11.76
and				125.0	126.0	1.0	2.973	20.10	3.252		38.1	38.4	0.3	101.93	689.14	111.49
												—
G17-044	320	35	320	119.5	120.0	0.5	0.440	0.55	0.448	97.5	36.4	36.6	0.2	15.09	18.86	15.35
and				131.5	135.5	4.0	3.704	34.30	4.180		40.1	41.3	1.2	126.99	1,176.00	143.30
and				169.6	170.2	0.6	0.274	0.39	0.279		51.7	51.9	0.2	9.39	13.37	9.58
												—
G17-045	309	36	351	152.5	156.5	4.0	2.016	110.60	3.550	107.0	46.5	47.7	1.2	69.12	3,792.00	121.70
												—
G17-046	39	27	448	188.9	190.5	1.6	0.132	0.15	0.134	136.6	57.6	58.1	0.5	4.53	5.14	4.60
				290.0	291.0	1.0	0.354	4.70	0.419		88.4	88.7	0.3	12.14	161.14	14.37
G17-047	42	42	498			No Significant Intercept				151.8

*Calculated gold equivalent ratio 72.12:1
*Intercepts are not true widths
About Klondex Mines Ltd. (www.klondexmines.com)
Klondex is a well-capitalized, junior-tier gold and silver mining company focused on exploration, development, and production in a safe, environmentally responsible, and cost-effective manner. The Company has 100% interests in three producing mineral properties: the Fire Creek Mine and the Midas Mine and ore milling facility, both of which are located in the state of Nevada, USA, and the True North Gold Mine (formerly known as the Rice Lake Mine) and mill in Manitoba,

Canada. The Company also has 100% interests in two recently acquired projects, the Hollister mine and the Aurora mine and ore milling facility (formerly known as Esmeralda), also located in Nevada, USA.

For More Information
John Seaberg
Senior Vice President, Investor Relations and Corporate Development
O: 775-284-5757
M: 303-668-7991
jseaberg@klondexmines.com

Qualified Person
Scientific and technical information in this press release has been reviewed and approved by Brian Morris (AIPG CPG-11786), a "qualified person" within the meaning of NI 43-101.

Cautionary Note Regarding Forward-looking Information
This news release contains certain information that may constitute forward-looking information or forward-looking statements under applicable Canadian and United States securities legislation (collectively, “forward-looking information”), including but not limited to the exploration potential at the Hollister Mine; and the preparation of an initial resource estimate and the timing thereof. This forward-looking information entails various risks and uncertainties that are based on current expectations, and actual results may differ materially from those contained in such information. These uncertainties and risks include, but are not limited to, the strength of the global economy; the price of gold; operational, funding and liquidity risks; the degree to which mineral resource estimates are reflective of actual mineral resources; the degree to which mineral reserve estimates are reflective of actual mineral reserves; the degree to which factors which would make a mineral deposit commercially viable are present; the risks and hazards associated with underground operations; and the ability of Klondex to fund its substantial capital requirements and operations. Risks and uncertainties about the Company’s business are more fully discussed in the Company’s disclosure materials filed with the securities regulatory authorities in Canada and United States available at www.sedar.com and www.sec.gov, respectively. Readers are urged to read these materials. Klondex assumes no obligation to update any forward-looking information or to update the reasons why actual results could differ from such information unless required by law.

Cautionary Note to U.S. Investors Regarding the Use of Mining Terms
This news release has been prepared in accordance with the requirements of the securities laws in effect in Canada, which differ from the requirements of U.S. securities laws. All resource and reserve estimates included or referred to in this news release have been prepared in accordance with National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”). NI 43-101 is a rule developed by the Canadian Securities Administrators that establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. These standards differ significantly from the mineral reserve disclosure requirements of the U.S. Securities and Exchange Commission (the SEC”) set out in Industry Guide 7. Consequently, reserve and resource information contained in this news release is not comparable to similar information that would generally be disclosed by U.S. companies in accordance with the rules of the SEC.